                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              Qualmark Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             OF QUALMARK CORPORATION
                             TO BE HELD MAY 24, 2004

To the Shareholders of QualMark Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of QualMark Corporation, a Colorado corporation (the "Company"), will be held on May 24, 2004 at 10:00 a.m. MST, at the Company's administrative offices, 4580 Florence Street, Denver, Colorado for the following purposes:

         1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

         2. To consider and vote upon a proposal to approve the appointment Gelfond Hochstadt Pangburn, P.C as the Company's independent public accountants for the fiscal year ending December 31, 2004.

         3. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on April 21, 2004 has been fixed as the record date for the determination of holders of QualMark Corporation voting stock entitled to notice of, and to vote at, the Annual Meeting, and only shareholders of record at such time will be so entitled to vote.

In order for the proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group, present in person or by proxy at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, holders of QualMark Corporation voting stock should complete, date, and sign the enclosed form of proxy card and mail it promptly in the enclosed envelope.

                                        By Order of the Board of Directors

                                        /s/ Charles D. Johnston

                                        Charles D. Johnston
                                        President and Chief Executive Officer

Date: April 26, 2004

PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              QUALMARK CORPORATION
                              4580 FLORENCE STREET
                                DENVER, CO 80238

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 24, 2004

                             SOLICITATION OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of QualMark Corporation, a Colorado corporation ("QualMark" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on May 24, 2004 at 10:00 a.m. MST at the Company's administrative offices, 4580 Florence Street, Denver, Colorado and at any and all adjournments of such meeting.

         If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by ComputerShare Investor Services, Inc. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's shareholders on or about April 26, 2004.

         SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

         The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of common stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                            OUTSTANDING CAPITAL STOCK

         The record date for shareholders entitled to vote at the Annual Meeting is April 21, 2004. At the close of business on that day, there were 3,610,092 shares of no par value common stock (the "Common Stock") of the Company outstanding. The Company has also issued 671,642 shares of convertible preferred stock (the "Preferred Stock") that were outstanding as of the record date, which includes 13,255 of paid in kind dividends.

                                QUORUM AND VOTING

         The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. A holder of preferred stock is entitled to one vote, in person or by proxy, for each share of common stock into which its preferred stock is convertible on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                        ACTION TO BE TAKEN AT THE MEETING

         The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the four (4) nominees named herein for the office of director of the Company, (ii) FOR the selection of Gelfond Hochstadt Pangburn, P.C., independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2004, (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

         Where shareholders appropriately specify how their proxies are to be voted, they will be voted accordingly. If any other matter of business is properly brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion on such matters. The directors do not know of any such other matter or business that may come before the meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock and Preferred Stock as of April 21, 2004, by each person known by the Company to own beneficially more than five percent (5%) of the outstanding stock of the Company, on an as-converted to Common Stock basis, certain executive officers, each director and director nominee of the Company, and all directors and executive officers as a group. The Company believes that each of such persons has the sole voting and dispositive power over the shares held by him except as otherwise indicated in the footnotes and subject to applicable community property laws. The shares presented in this table are reported on an as-converted to Common Stock basis and assume the accrual of a payment-in-kind dividend payable on the Preferred Stock of 13,255 shares of Preferred Stock as of April 21, 2004.

          NAME AND ADDRESS                                   AMOUNT AND NATURE OF
         OF BENEFICIAL OWNER                                 BENEFICIAL OWNERSHIP            PERCENT OF CLASS
James L.D. Roser                                                 4,278,820(1)                     47.9%
4580 Florence Street
Denver, CO 80238

The Roser Partnership III, SBIC, LP                              3,939,850(2)                     44.4%
1105 Spruce Street
Boulder, CO 80302

The Roser Partnership II, LTD                                     312,170(3)                       3.5%
1105 Spruce Street
Boulder, CO 80302

Charles D. Johnston                                               165,000(4)                       1.9%
4580 Florence Street
Denver, CO 80238

William Sanko                                                     84,000(5)                           *
4580 Florence Street
Denver, CO 80238

H. Robert Gill                                                    69,656(6)                           *
4580 Florence Street
Denver, CO 80238

Alan T. Valenti                                                   13,600(7)                           *
4580 Florence Street
Denver, CO 80238

Gregory Leger                                                     15,180(8)                           *
4580 Florence Street
Denver, CO 80238

Anthony A. Scalese                                                13,480(9)                           *
4580 Florence Street
Denver, CO 80238

Screening Systems, Inc.                                          620,000(10)                       7.0%
7 Argonaut
Aliso Viejo, CA 92656

All Directors and Executive                                     4,639,736(11)                     52.3%
Officers as a group (8 persons)

-------------------------------
* Less than one percent.

(1) Includes 800 shares of Common Stock directly owned by James Roser, 172,635 shares of Common Stock and 139,535 of warrants beneficially owned by The Roser Partnership II Ltd., options to purchase 26,000 shares of Common Stock, which are currently exercisable or become exercisable within 60 days, and 417,153 of warrants, beneficially owned by The Roser Partnership III, SBIC, LP, 670,468 shares of Convertible Series B Preferred Stock (convertible into 1,563,456 shares of Common Stock) beneficially owned by The Roser Partnership III, SBIC, LP, which include accrued dividends from December 31, 2003 through April 21, 2004 of 13,232 Preferred shares, and 1,174 shares of Convertible Series C Preferred Stock (convertible into 1,959,241 shares of Common Stock) beneficially owned by The Roser Partnership III, SBIC,LP, which include accrued dividends from December 31, 2003 through April 21, 2004 of 23 Preferred shares. Mr. Roser co-manages The Roser Partnership II Ltd. and III, SBIC, LP investment funds, which are shareholders of the Company.

(2) Includes warrants to purchase 417,153 shares of the Common Stock which are currently exercisable or become exercisable within 60 days and 670,468 shares of Series B Preferred Stock convertible into 1,563,456 shares of Common Stock, which include accrued dividends from December 31, 2003 through April 21, 2004, of 13,232 Preferred shares, and 1,174 shares of Series C Preferred Stock convertible into 1,959,241 shares of Common Stock, which include accrued dividends from December 31, 2003 through April 21, 2004 of 23 Preferred shares.

(3) Includes 172,635 shares of Common Stock and warrants to purchase 139,535 shares of Common Stock, which are currently exercisable or become exercisable within 60 days.

(4) Includes options to purchase 164,000 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days, and 1,000 shares of Common Stock.

(5) Includes options to purchase 81,000 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days, and 3,000 shares of Common Stock.

(6) Includes options to purchase 66,000 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days and 3,656 shares of Common Stock.

(7) Includes options to purchase 13,600 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days.

(8) Includes options to purchase 15,180 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days.

(9) Includes options to purchase 13,840 shares of the Common Stock, which are currently exercisable or become exercisable within 60 days.

(10) Includes 620,000 shares of Common Stock beneficially owned by Screening Systems, Inc. which are issuable upon the exercise of a warrant to purchase Common Stock held by Screening Systems, Inc.

(11) Includes options to purchase 379,260 shares and warrants to purchase 556,688 shares of the Common Stock which are currently exercisable or become exercisable within 60 days, and includes 176,291 shares of Common Stock and 671,642 shares of Preferred Stock, convertible into 3,522,698 shares of Common Stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than ten percent (10%) of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2003 and Form 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2003, to the best of the Company's knowledge, the Company's directors, officers and holders of more than ten percent (10%) of its Common Stock complied with all Section 16(a) filing requirements except for the following:

         Joseph Ruth, (prior) Vice President of Sales and Marketing-
         Mr. Ruth had one late Form 4 report (July 10, 2003-Form 4) filed with one transaction (2,000 shares of common stock sold at $1.01) reported five days late during 2003.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

         Pursuant to the Bylaws, the authorized number of directors of the Company is at least one and not more than seven. Four directors are to be elected at the Annual Meeting. Each nominee will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Proxy holders will not be able to vote the proxies held by them for more than four persons. If a quorum is present, the four nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF ITS NOMINEES FOR THE BOARD OF DIRECTORS.

         The Board of Directors' nominees for the office of director are as follows:

            NAME                              AGE          YEAR FIRST BECAME A DIRECTOR
            ----                              ---          ----------------------------
Charles D. Johnston(C)(G)(N)                  61                        2000

James L.D. Roser(G)(N)                        76                        1999

William Sanko(A)(C)(G)(N)                     64                        1997

Alan T. Valenti(A)(C)(G)(N)                   50                        2002

----------------
(A) Member of the Audit Committee.
(C) Member of the Compensation Committee.
(G) Member of the Corporate Governance Committee.
(N) Member of the Nominating Committee.

         Charles D. Johnston. Mr. Johnston has served as a director of the Company since August 2000, as well as the Company's President and Chief Executive Officer. Mr. Johnston brings to the Company nearly 30 years of senior management, operations, sales and marketing experience with Philips Electronics and Texas Instruments. From 1992 to July 2000, he was president and CEO of Philips Laser Magnetic Storage, a 250-person, multi-location manufacturer of optical disk drives and tape drives. Between 1976 and 1992, Mr. Johnston held positions of increasing responsibility with several Philips divisions, culminating in a senior vice presidency and general managership of Airpax Corporation.

         James L.D. Roser. Mr. Roser has been a director of the Company since December 1999. He received a bachelor's degree in economics from Bucknell University and an MBA from Harvard University. His early career was in investment banking and portfolio management in New York City from 1952 to 1973. He was a member of the investment-banking department at Smith, Barney & Co. from 1952 to 1962. In 1962 he transferred to Brown Brothers Harriman where he managed private funds. From 1967 to 1973 he was the partner in charge of the investment management department of Cyrus J. Lawrence & Co. Mr. Roser has lived in Boulder, Colorado since 1978, where he has actively participated in small business investments. In 1993 Mr. Roser co-founded the Roser Partnership II and became an early investor in QualMark Corporation through this fund in 1994.

         William Sanko. Mr. Sanko has been a director of the Company since October 1997. From 1984 to 1996, Mr. Sanko was President and CEO of XEL Communications, Inc., a manufacturer of voice and data products used by telephone companies to provide private line services to businesses. In 1995, XEL was purchased by Gilbert Associates, Inc., now Salient 3 Communications, Inc. Mr. Sanko holds a BS degree in Electrical Engineering from Gannon University and an MBA from the University of Connecticut.

         Alan T. Valenti. Currently, Mr. Valenti owns and operates his own business as an independent financial consultant. Mr. Valenti was Chief Financial Officer of Roser Ventures LLC, Boulder, Colorado from March 1999 through May 2003. From October 1997 through December 1998, Mr. Valenti was Vice President Finance of Gallagher Enterprises LLC, a Denver based family investment holding company. From February 1985 through October 1997 Mr. Valenti served as Corporate Controller for Applied Industrial Materials Corporation and Titanium Metals Corporation, both located in Denver, Colorado. Mr. Valenti has also spent 10 years in public accounting. Mr. Valenti is a CPA, holds an MBA from Rutgers University and a BA in Accounting from St. John's University.

                               BOARD OF DIRECTORS

         The current members of the Board of Directors are: Charles D. Johnston, James L.D. Roser, William Sanko and Alan Valenti. Information concerning the members of the Board is provided above under the Section entitled "Election of Directors."

         During the fiscal year ended December 31, 2003, there were seven meetings of the Board of Directors. All directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

         There is no family relationship between any current or prospective director of the Company and any other current or prospective executive officer of the Company. Except as disclosed above in the Section entitled "Election of Directors," none of the directors hold directorships on other Boards of Directors of other companies required to report under the Securities Exchange Act of 1934.

DIRECTOR COMPENSATION

         Directors of the Company who are not also employees of the Company are reimbursed for all out-of-pocket expenses incurred in attending each meeting or committee meeting of the Board of Directors. In consideration of their service as directors, each non-employee director, is compensated $1,000 for each meeting physically attended, and $250 if attended via telephone. During 2003 the following cash compensation was issued:

William Sanko                  $8,750
Robert Gill                    $6,750
Alan Valenti                   $6,750
James Roser                    $1,500

Also, each non-employee director has been granted stock options to purchase shares of Common Stock under the 1996 Stock Option Plan. In March 2003, directors, Robert Gill, James Roser, William Sanko, Alan Valenti and Charles Johnston were each granted stock options to purchase 7,000 shares of Common Stock at $.60 per share which are immediately exercisable. Mr. Johnston was also granted stock options to purchase 10,000 shares of Common Stock at $.70 per share which are immediately exercisable. The exercise price of all such options were equal to the fair market value of the Common Stock on the date of grant. All director options have a term not to exceed ten-years from their grant date.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has an Audit Committee, a Compensation Committee, a Corporate Governance Committee, and a Nominating Committee.

Audit Committee:

         The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The members of the Audit Committee are Alan Valenti, and William Sanko, who are independent directors as defined by NASD Rule 4200(a)(14). The Audit Committee met five times in the fiscal year ended December 31, 2003.

Compensation Committee:

         The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The members of the Compensation Committee are William Sanko, Alan Valenti, and Charles Johnston. The Compensation Committee met one time in the fiscal year ended December 31, 2003. All directors attended at least 75% of the meetings held by committees of the Board on which each director served.

Ad Hoc Corporate Governance Committee:

         The current members of the Corporate Governance Committee are William Sanko, Alan Valenti, James Roser, and Charles Johnston. We have been reviewing our corporate governance policies and practices. This includes comparing our current policies and practices to policies and practices suggested by various groups or authorities active in corporate governance and practices of other public companies. Based upon this review, we expect to adopt any changes that the Board of Directors believes are the best corporate governance policies and practices for the Company. We will adopt changes, as appropriate, to comply with the Sarbanes-Oxley Act of 2002 (the "Act") and any rule changes made by the Securities and Exchange Commission.

Nominating Committee:

         The current members of the Nominating Committee are William Sanko, Alan Valenti, James Roser, and Charles Johnston. The Committee does not have a formal, written charter. The principal functions of this Committee are; (i.) assisting the Board of Directors in identifying, evaluating and nominating candidates to serve as members of the Board of Directors, (ii.) recommending director nominees for the next annual meeting of stockholders to the Board of Directors, and (iii.) reviewing and making recommendations to the Board of Directors regarding the composition and operations of the Board and its committees. The Nominating Committee will generally identify nominees based upon suggestions by other Board members, management members, and/or stockholders, and evaluate those persons on its own. The Company's Board member selection criteria generally include integrity, a high level of education and/or business experience, broad-based business acumen, an understanding of the

Company's business and industry, strategic thinking and a willingness to share their ideas, network of contacts and diversity of experience, expertise and background. The Committee will use these and other criteria to evaluate potential nominees. The Committee generally considers re-nomination of incumbent directors provided they continue to meet the qualification criteria. The Committee does not evaluate proposed nominees differently depending upon who has made the proposal. To date, the Company has not paid a third-party fee to assist in this process. The Nominating Committee will consider, and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of those proposals. The Committee will review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a candidate for committee consideration, the stockholder should send the name of the recommended candidate for director, together with pertinent biographical information, a document indicating the candidate's willingness to serve if elected, and evidence of the nominating stockholder's ownership of the Company's Common Stock to the attention of QualMark Corporation, Attn. Anthony Scalese, Secretary, 4580 Florence Street, Denver, Colorado 80238 at least six months before the next annual meeting to assure time for meaningful consideration by the Committee. For additional nominating requirements, please see "Shareholder Proposals" below. To date, no candidates have been submitted by any stockholders for the upcoming annual meeting.

SECURITY HOLDER COMMUNICATION WITH BOARD MEMBERS

         Any holder of our securities may contact the Board of Directors or a specified individual director by writing to the attention of the Board of Directors or a specified individual director and sending such communication to our investor relations department at our executive offices as identified in this proxy statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:

         - the name, mailing address and telephone number of the security holder sending the communication;

         - the number and type of our securities owned by such security holder, and

         - if the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.

         Our investor relations department will forward all appropriate communications to the Board of Directors or individual members of the Board of Directors as specified in the communication. Our investor relations department may (but is not required to) review all correspondence addressed to the Board of Directors, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. Communications may be deemed inappropriate for this purpose if it is reasonably apparent from the face of the correspondence that it relates principally to a customer dispute involving the purchase of goods or services from the company or any of its operating units. Our policies regarding the handling of security holder communications were approved by a majority of our independent directors.

AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of two of the Company's outside directors, Alan Valenti and William Sanko.

         On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. At various Audit Committee meetings thereafter, the committee met with representatives of management, legal counsel, and our independent auditors. During those meetings, we furthered our understanding of the provisions of the Act, and will continue to consult with the experts to ensure the Company is compliant with the Act.

         Our Board of Directors has determined that for year ended December 31, 2003, Robert Gill, Chair of the Audit Committee, was an Audit Committee financial expert as defined by Item 401(e) of Regulation S-B of the Exchange Act and is independent, as that term is used in Item 7(d)(e)(iv) of Schedule 14A under the Exchange Act. Subsequently, on December 31, 2003, Mr. Gill resigned his position as Director to retire from service. Mr. Gill's resignation was not as a result of a disagreement with the Company on any matter related to its operations, policies or practices. Currently, the Company does not have an independent financial expert, however, the Company's Board of Directors is in the process of examining its options on appointing an independent Audit Committee financial expert.

         The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosures in the financial statements. Since the effective date of the Act, the Audit Committee has become responsible for the appointment, compensation and oversight of the work of the Company's independent auditors. The Board has adopted a written Charter of the Audit Committee, which was attached as an appendix to the 2002 proxy statement. The Board intends to amend its Audit Committee Charter, if necessary, to comply with any final rules or regulations promulgated by the SEC in response to the mandates of the Act.

         Pursuant to our Audit Committee Charter, before the accountant is engaged by us to render audit or non-audit services, the engagement is approved by our audit committee.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgements as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee met four times in the fiscal year ended December 31, 2003.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board, and the board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

AUDIT FEES

         Audit fees and related expenses billed by Gelfond Hochstadt Pangburn, P.C. for the fiscal years ended December 31, 2003 and 2002 were $40,715 and $35,500 respectively. Audit fees and related expenses billed by Arthur Andersen LLP for the fiscal year ended December 31, 2002 was $27,500. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements, such as audit and review services as well as consent and review of documents filed with the Commission.

AUDIT-RELATED FEES

         Gelfond Hochstadt Pangburn, P.C. and Arthur Andersen LLP did not render any services considered to be for audit-related services during the fiscal years ending December 31, 2003 or 2002.

TAX FEES

         Tax fees and related expenses expected to be billed by Gelfond Hochstadt Pangburn, P.C. for the fiscal year ended December 31, 2003 are $6,000. Tax fees and related expenses billed by Gelfond Hochstadt Pangburn, P.C. for the fiscal year ended December 31, 2002 were $10,200. Tax fees and related expenses billed by Arthur Andersen LLP for the fiscal year ended 2002 were $3,250.

ALL OTHER FEES

There were no fees billed or other services performed by Gelfond Hochtadt Pangburn, P.C., or Arthur Andersen LLP for either of the fiscal years ended December 31, 2003 and 2002.

         The Audit Committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the principal accountant's independence for the Company.

         Submitted by the Audit Committee.
         William Sanko, Audit Committee Member
         Alan Valenti, Audit Committee Member

                               EXECUTIVE OFFICERS

         The following persons are the executive officers of the Company:

NAME                                           POSITION
----                                           --------
Charles D. Johnston                            President and Chief Executive Officer

Alan Perkins                                   Vice President of Sales and Marketing

Gregory S. Leger                               Vice President of Technical Services

Anthony A. Scalese                             Chief Financial Officer

         Information concerning the business experience of Mr. Johnston is provided under the section entitled "Proposal I - Election of Directors."

         Alan Perkins 44. Mr. Perkins joined the Company as Vice President of Sales and Marketing in August 2003. Mr. Perkins is a seasoned and successful business executive. His career background has included start-up entrepreneurship, sales management and business development and marketing, as well as operations both in international and domestic markets. He has served organizations providing solutions for Mobile Supply Chain Logistics, Enterprise Software, and the Content Delivery Management verticals. Mr. Perkins holds an MBA from Loyola University in Baltimore Maryland and a. B.S. in Engineering from Texas A&M University.

         Gregory S. Leger 42. Mr. Leger joined the Company as Vice President of Technical Services in October 2001. Mr. Leger brings 10 years of senior management experience within the electronic and mechanical industrial markets. From 1995 to 2001 Mr. Leger was the sustaining engineering manager for Plasmon Laser Magnetic Storage, formerly Philips LMS. Mr. Leger has a B.S. degree in Mechanical Engineering from Rensselaer Polytechnic Institute and a MS degree from University of New Mexico in Mechanical Engineering.

         Anthony A. Scalese, 30. Anthony Scalese joined the Company in February 2000 as Corporate Controller, to oversee all accounting, finance and administrative functions. In May of 2001, Mr. Scalese was appointed Vice President of Finance and Administration and Secretary of the Company, and subsequently on March 24, 2003 appointed Chief Financial Officer. Mr. Scalese has held various financial management positions over the past ten years in both corporate and public accounting, for companies such as Coca-Cola Enterprises and Foundation Health Systems. Mr. Scalese is an active CPA and holds a B.S. degree in Accounting from Colorado State University.

         All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid for the fiscal years ended December 31, 2003, 2002, and 2001 to the executive officers of the Company who were paid more than $100,000 in salary and bonus during the year ended December 31, 2003 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                         Long-Term
                                                                        Compensation
                                                                           Awards
                                                                 Restricted
                                        Annual Compensation       Stock         Options/       All Other
     Name and                          Salary           Bonus      Awards          SARs       Compensation
Principal Position           Year        ($)             ($)         ($)            (#)            ($)
------------------           ----     ---------        ------    ----------      --------     ------------
Charles D. Johnston,         2003       220,000             -             -        17,000           15,000(1)
President and Chief          2002       210,000        25,000             -         7,000           15,000(1)
Executive Officer            2001       190,000        25,000             -        57,000           15,000(1)

Alan Perkins,                2003       120,000             -             -        25,000                -
Vice President of            2002             -             -             -             -                -
Sales and Marketing          2001             -             -             -             -                -

Gregory S. Leger,            2003       112,000             -             -         2,000                -
Vice President of            2002       110,000         7,500             -         2,000                -
Technical Services           2001       107,500             -             -        20,000                -

Anthony A. Scalese,          2003       105,000             -             -         2,000           11,600(2)
Chief Financial              2002        95,000        15,000             -         2,000                -
Officer                      2001        90,000        15,000             -         2,000                -

(1) Automobile allowance.
(2) Education related reimbursement.

         The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 2003 to each of the Named Executive Officers.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                 Number of
                                 Securities         Percent of Total
                                 Underlying      Options/ SARs Granted to      Exercise or
                               Options/ SARs            Employees              Base Price
        Name                    Granted (#)           in Fiscal Year            ($/Sh.)          Expiration Date
        ----                   -------------     ------------------------      -----------       ---------------
Charles D. Johnston                   10,000(1)            7.4%                    $.70              03/24/13
Charles D. Johnston                    7,000(1)           10.6%                    $.60              03/24/13
Alan Perkins                          25,000(2)           26.6%                    $.90              10/29/10
Gregory S. Leger                       2,000(3)            2.1%                    $.60              03/24/10
Anthony A. Scalese                     2,000(3)            2.1%                    $.60              03/24/10

(1) Options are immediately exercisable.
(2) Options are exercisable at a rate of 33% per year beginning October 29, 2004.
(3) Options are exercisable at a rate of 33% per year beginning March 24, 2004.

         The following table sets forth the stock options exercised by each of the Named Executive Officers and the year-end value of unexercised options to purchase Common Stock of the Company for each of the Named Executive Officers.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FISCAL YEAR END OPTION/SAR VALUES

                                                            Number of Securities              Value of Unexercised
                                                           Underlying Unexercised          In-the-Money Options/SARs
                            Shares                       Options/SARs at FY-End (#)             at FY-End ($) (1)
                         Acquired on       Value         --------------------------      -----------------------------
          Name           Exercise (#)  Realized ($)     Exercisable     Unexercisable    Exercisable     Unexercisable
          ----           ------------  ------------     -----------     -------------    -----------     -------------
Charles D. Johnston           -              -               -             181,000          $4,100                -
Alan Perkins                  -              -               -              25,000               -                -
Gregory S. Leger              -              -               -              24,000          $  198             $402
Anthony A. Scalese            -              -               -              16,000          $  198             $402

(1) Based upon the difference between the fair market value of the Common Stock on December 31, 2003 and the exercise price. The fair market value of the Common Stock on December 31, 2003, measured as the mean of the closing bid and asked prices of the Common Stock on such date, was $0.90 per share.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

         In July 2000 the Company entered into an employment agreement with Charles D. Johnston, Chief Executive Officer and President of the Company. Mr. Johnston was paid a salary under the agreement of $190,000 per year, with an additional $500 per month for an automobile allowance. The agreement has no fixed term and may be terminated by either party at any time. If termination is by the Company and is for any reason other than cause, or if Mr. Johnston resigns subsequent to a material reduction in his compensation or a material change in his duties, the agreement provides for a severance payment equal to twelve months' salary. The agreement provides that Mr. Johnston will not engage in activities competitive with the Company during his employment and for a period of two years after his employment with the Company terminates, whether voluntarily or involuntarily. Per the agreement, the Company granted to Mr. Johnston a non-statutory stock option to purchase up to 100,000 shares of Common Stock, at an exercise price of $2.75 per share. The option vested on a monthly basis over a three-year period beginning on the date of the agreement, and expired seven years from such date. In the event of the sale or merger of the Company, all shares subject to such option will become fully exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS - NONE

                      PROPOSAL 2 - APPOINTMENT OF AUDITORS

         The Board of Directors has appointed the firm of Gelfond Hochstadt Pangburn, P.C., independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2004, subject to the approval of such appointment by shareholders at the Annual Meeting. Gelfond Hochstadt Pangburn, P.C has audited the Company's financial statements since the Company's 2002 fiscal year.

         The ratification of the appointment of Gelfond Hochstadt Pangburn, P.C will be determined by the vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting.

         If the foregoing appointment of Gelfond Hochstadt Pangburn, P.C is not ratified by shareholders, the Board of Directors will appoint other independent accountants, who will perform the 2004 audit, and whose appointment for any period subsequent to the 2003 Annual Meeting of Shareholders will be subject to the approval of shareholders at the following 2004 Annual Meeting. A representative of Gelfond Hochstadt Pangburn, P.C is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he so desire and to respond to appropriate questions.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE
           APPOINTMENT OF THE FIRM OF GELFOND HOCHSTADT PANGBURN, P.C.

                              SHAREHOLDER PROPOSALS

         Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 2004 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 14, 2004.

         Under the rules promulgated by the Securities and Exchange Commission, stockholder proposals not included in the Company's proxy materials for its 2005 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Exchange Act of 1934, as amended, will be considered untimely if notice thereof is received by the Company after April 15, 2005. Management will be authorized to exercise discretionary voting authority with respect to any stockholder proposal not included in the Company's proxy materials for the 2005 Annual Meeting of Stockholders unless the Company receives notice thereof by April 15, 2005 and the conditions set forth in Rule 14a-4(c)(2)(i) - (iii) under the Exchange Act of 1934 are met.

                                  OTHER MATTERS

         All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than five percent (5%) of the Stock of the Company, on an as-converted to Common Stock basis, is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

         The Annual Report to Shareholders of the Company for the fiscal year ended December 31, 2003, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 TO ANY SHAREHOLDER (INCLUDING ANY BENEFICIAL OWNER) UPON WRITTEN REQUEST TO ANTHONY A. SCALESE, CFO, 4580 FLORENCE STREET, DENVER, COLORADO 80238.

                           QUALMARK CORPORATION PROXY

               SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                 MEETING OF SHAREHOLDERS TO BE HELD MAY 24, 2004

The undersigned hereby constitutes, appoints, and authorizes Charles D. Johnston, Alan Perkins, Gregory S. Leger, and Anthony A. Scalese, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the voting stock of QualMark Corporation, a Colorado corporation, at the Annual Meeting of the Shareholders to be held May 24, 2004, at the Company's administrative offices, 4580 Florence Street, Denver, Colorado, at 10:00 a.m. MST, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated April 26, 2004, receipt of which is hereby acknowledged.

1. Approval of the election of each of the five nominees named herein for the office of director to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

          For all nominees listed below             WITHHOLD AUTHORITY
          (except as marked to the contrary below)  to vote for all listed below

         (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

     Charles D. Johnston, James L.D. Roser, William Sanko, and Alan Valenti

2. Approval of the appointment of Gelfond Hochstadt Pangburn, P.C as the Company's independent public accountants for the fiscal year ending December 31, 2004.

                        FOR                          AGAINST

3. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.

The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

DATED: ________________________, 2004

                                                ________________________________
                                                Signature(s) of Shareholder(s)

                                                ________________________________
                                                Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF QUALMARK
                                   CORPORATION
     PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE.
       THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON
                           IF YOU ATTEND THE MEETING.